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                                U.S. SECURITIES AND EXCHANGE COMMISSION
                                         WASHINGTON, D.C. 20549


                                                 FORM 8-K

                                     UNDER THE SECURITIES ACT OF 1933

                                          PRIME COMPANIES, INC.
                                          --------------------
                              (Name of Small Business Issuer in Its Charter)


         Delaware                                      4812                          52-2031531
         --------                                      ----                          ----------
(State or Other Jurisdiction of           (Primary Standard Industrial          (I.R.S. Employer
Incorporation or Organization)             Classification Code Number)    Identification Number)


                                             42104 N Venture Court
                                                  Suite C100B
                                             Anthem, Arizona 85086
                                                (623) 551 0351
                                                (623) 321-8300 - Facsimile
 --------------------------------------------------------------------------------------------
(Address and Telephone Number of Principal Executive Offices  and Principal Place of Business)


                              P. Chris Theotocatos, Chief Executive Officer
                                          Prime Companies, Inc.
                                          42104 N Venture Court
                                                Suite C100B
                                              Anthem, AZ 85086
                                            (623) 551 0351
                             ----------------------------------------------
                        (Name, Address and Telephone Number of Agent for Service)

                                              Copies to:

                                          Irving Pfeffer, Esq.
                                        Pfeffer & Williams, PC
                                  155 Montgomery Street, Suite 609
                                       San Francisco, CA 94104
                                           (415) 296-7272
                                    (415) 296-8780 - Facsimile
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On April 15, 2008 the company's Board of Directors met to consider a proposal to restructure the company, and to establish key 60 day goals to enable the company to move forward with a plan to establish itself as a key provider of hardware products and software services to the dental industry.

As part of the restructuring of the company, Norbert J. Lima has been elevated to the position of Chairman of the Board of Directors, and P. Chris Theotocatos has been appointed to the position of Chief Executive Officer.

As part of the new and expanded management team, Mr. Theotocatos has appointed Joy Lovell, recent retired from IBM, where she held the position of marketing manager, to the company's new Program Manager, Marketing position. Mr. Theotocatos is currently in discussions with several candidates for other key positions to be filled.

The Board considered its options relative to its legacy telecommunications business and then voted to divest itself of the interconnect business heretofore conducted by its Nacc-Tel subsidiary. The telephone interconnect business is being sold to Norbert Lima in exchange for payment by Mr. Lima of some of the Nacc-Tel associated liabilities.

Mr. Adrian Lima, the company's former Vice-President, Engineering has resigned from the company.

As of April 17, 2008, the company's headquarters have being relocated to 42104 N Venture Court, Suite C100B, in Anthem, Arizona and the new telephone number for the company is (623) 551-0351.

On April 22, 2008 the company registered to do business in the State of Texas using the assumed name of Arizona Dental Services, Inc.

The company anticipates its website will be updated by April 28, 2008.


                                      PRIME COMPANIES, INC.


                                      By:  /s/ Stephen Goodman
                                               ---------------
                                 Stephen Goodman, Chief Financial Officer